SHARE-BASED COMPENSATION	12 Months Ended
Dec. 31, 2020
Share-based Payment Arrangement [Abstract]
SHARE-BASED COMPENSATION	SHARE-BASED COMPENSATION
In May 2014, shareholders approved the Company’s 2014 Omnibus Incentive Plan (the “2014 Plan”) which replaced the Company’s 2011 Omnibus Incentive Plan (the “2011 Plan”) for future equity awards granted by the Company. The Company transferred the common shares available under the 2011 Plan to the 2014 Plan. The maximum number of common shares that may be issued to participants under the 2014 Plan was equal to 18,000,000 common shares, plus the number of common shares under the 2011 Plan reserved but unissued and not underlying outstanding awards and the number of common shares becoming available for reuse after awards are terminated, forfeited, cancelled, exchanged or surrendered under the 2011 Plan and the Company’s 2007 Equity Compensation Plan. The Company registered 20,000,000 common shares of common stock for issuance under the 2014 Plan.
Effective April 30, 2018, the Company amended and restated the 2014 Plan (the “Amended and Restated 2014 Plan”). The Amended and Restated 2014 Plan includes the following amendments: (i) the number of common shares authorized for issuance under the Amended and Restated 2014 Plan has been increased by an additional 11,900,000 common shares, as approved by the requisite number of shareholders at the Company’s annual general meeting held on April 30, 2018, (ii) introduction of a $750,000 aggregate fair market value limit on awards (in either equity, cash or other compensation) that can be granted in any calendar year to a participant who is a non-employee director, (iii) housekeeping changes to address recent changes to Section 162(m) of the Internal Revenue Code, (iv) awards are expressly subject to the Company’s clawback policy and (v) awards not assumed or substituted in connection with a Change of Control (as defined in the Amended and Restated 2014 Plan) will only vest on a pro rata basis.
Effective April 28, 2020, the Company further amended and restated the Amended and Restated 2014 Plan (the “Further Amended and Restated 2014 Plan”). The Further Amended and Restated 2014 Plan includes the following amendments: (i) the number of common shares authorized for issuance under the Further Amended and Restated 2014 Plan has been increased by an additional 13,500,000 common shares, as approved by the requisite number of shareholders at the Company’s annual general meeting held on April 28, 2020, (ii) the exercise price of stock options and share appreciation rights (“SARs”) will be based on the closing price of the underlying common shares on the date such stock options or SARs are granted (rather than on the last preceding trading date), (iii) additional provisions clarifying that: (a) stock options and SARs will not be eligible for the payment of dividend or dividend equivalents and (b) the Talent and Compensation Committee of the Board of Directors of the Company cannot, without shareholder approval, seek to effect any repricing of any previously granted “underwater” stock option or SAR and (iv) other housekeeping and/or clerical changes.
Approximately 16,902,000 common shares were available for future grants as of December 31, 2020. The Company uses reserved and unissued common shares to satisfy its obligation under its share-based compensation plans.
The Company has a long-term incentive program with the objective of aligning the share-based awards granted to senior management with the Company’s focus on improving its tangible capital usage and allocation, while maintaining focus on improving total shareholder return over the long-term. The share-based awards granted under this long-term incentive program consist of time-based stock options, time-based RSUs and performance-based RSUs. Performance-based RSUs are comprised of: (i) awards that vest upon achievement of certain share price appreciation conditions that are based on total shareholder return (“TSR”) and (ii) awards that vest upon attainment of certain performance targets that are based on the Company’s return on tangible capital (“ROTC”).
The components and classification of share-based compensation expense related to stock options and RSUs for the years 2020, 2019 and 2018 were as follows:

(in millions)	2020	2019	2018
Stock options	$15	$21	$23
RSUs	90	81	64
Share-based compensation expense	$105	$102	$87

Research and development expenses	$11	$9	$9
Selling, general and administrative expenses	94	93	78
Share-based compensation expense	$105	$102	$87
Stock Options
Stock options granted under the 2011 Plan and the Amended and Restated 2014 Plan generally expire on the fifth or tenth anniversary of the grant date. The exercise price of any stock option granted under the 2011 Plan and the Amended and Restated 2014 Plan will not be less than the closing price per common share on the date of grant. Stock options generally vest 33% and 25% each year over a three-year and four-year period, respectively, on the anniversary of the date of grant.
The fair values of all stock options granted for the years 2020, 2019 and 2018 were estimated as of the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions:

	2020	2019	2018
Expected stock option life (years)	3.0	3.0	3.0
Expected volatility	38.7%	46.5%	54.0%
Risk-free interest rate	1.2%	2.5%	2.7%
Expected dividend yield	—%	—%	—%
The expected stock option life was determined based on historical exercise and forfeiture patterns. The expected volatility was determined based on implied volatility in the market traded options of the Company’s common stock. The risk-free interest rate was determined based on the rate at the time of grant for zero-coupon U.S. government bonds with maturity dates equal to the expected life of the stock option. The expected dividend yield was determined based on the stock option’s exercise price and expected annual dividend rate at the time of grant.
The Black-Scholes option-pricing model used by the Company to calculate stock option values was developed to estimate the fair value of freely tradeable, fully transferable stock options without vesting restrictions, which significantly differ from the Company’s stock option awards. This model also requires highly subjective assumptions, including future stock price volatility and expected time until exercise, which greatly affect the calculated values.
The following table summarizes stock option activity during 2020:

(in millions, except per share amounts)	Options	Weighted- Average Exercise Price Per Share	Weighted- Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Outstanding, January 1, 2020	7.1	$26.99
Granted	2.3	$24.74
Exercised	(0.4)	$14.65
Expired or forfeited	(0.3)	$72.40
Outstanding, December 31, 2020	8.7	$25.59	7.2	$14
Vested and expected to vest, December 31, 2020	8.2	$25.73	7.1	$14
Vested and exercisable, December 31, 2020	4.8	$27.74	6.0	$11
The weighted-average fair values of all stock options granted in 2020, 2019 and 2018 were $6.60, $8.45 and $7.83, respectively. The total intrinsic values of stock options exercised in 2020, 2019 and 2018 were $2 million, $3 million and $1 million, respectively. Proceeds received on the exercise of stock options in 2020, 2019 and 2018 were $5 million, $5 million and $2 million, respectively.
As of December 31, 2020, the total remaining unrecognized compensation expense related to non-vested stock options amounted to $10 million, which will be amortized over the weighted-average remaining requisite service period of approximately 1.5 years. The total fair value of stock options vested in 2020, 2019 and 2018 were $15 million, $18 million and $17 million, respectively.
RSUs
RSUs generally vest on the first or third anniversary date from the date of grant or 33% a year over a three-year period. Annual RSUs granted to non-management directors vest immediately prior to the next Annual Meeting of Shareholders. Pursuant to the applicable unit agreement, certain RSUs may be subject to the attainment of any applicable performance goals specified by the Board of Directors. If the vesting of the RSUs is conditional upon the attainment of performance goals, any RSUs that do not vest as a result of a determination that the prescribed performance goals failed to be attained will be forfeited immediately upon such determination. RSUs are credited with dividend equivalents, in the form of additional RSUs, when dividends are paid on the Company’s common shares. Such additional RSUs will have the same vesting dates and will vest under the same terms as the RSUs in respect of which such additional RSUs are credited.
To the extent provided for in a RSU agreement, the Company may, in lieu of all or a portion of the common shares which would otherwise be provided to a holder, elect to pay a cash amount equivalent to the market price of the Company’s common shares on the vesting date for each vested RSU. The amount of cash payment will be determined based on the average market price of the Company’s common shares on the vesting date. The Company’s current intent is to settle vested RSUs through the issuance of common shares.
Time-Based RSUs
Each vested time-based RSU represents the right of a holder to receive one of the Company’s common shares. The fair value of each RSU granted is estimated based on the trading price of the Company’s common shares on the date of grant.
The following table summarizes non-vested time-based RSU activity during 2020:

(in millions, except per share amounts)	Time-Based RSUs	Weighted- Average Grant-Date Fair Value Per Share
Non-vested, January 1, 2020	6.1	$20.54
Granted	3.3	$21.92
Vested	(3.4)	$19.37
Forfeited	(0.3)	$21.78
Non-vested, December 31, 2020	5.7	$21.98
As of December 31, 2020, the total remaining unrecognized compensation expense related to non-vested time-based RSUs amounted to $55 million, which will be amortized over the weighted-average remaining requisite service period of approximately 1.5 years. The total fair value of time-based RSUs vested in 2020, 2019 and 2018 were $66 million, $34 million and $30 million, respectively.
Performance-Based RSUs
Each vested performance-based RSU represents the right of a holder to receive a number of the Company’s common shares up to a specified maximum. Performance-based RSUs vest upon achievement of certain share price appreciation conditions or attainment of certain performance targets. If the Company’s performance is below a specified performance level, no common shares will be paid.
The fair value of each TSR performance-based RSU granted during 2020, 2019 and 2018 was estimated using a Monte Carlo Simulation model, which utilizes multiple input variables to estimate the probability that the performance condition will be achieved. The fair value of the ROTC performance-based RSUs is estimated based on the trading price of the Company’s common shares on the date of grant. Expense recognized for the ROTC performance-based RSUs in each reporting period reflects the Company’s latest estimate of the number of ROTC performance-based RSUs that are expected to vest. If the ROTC performance-based RSUs do not ultimately vest due to the ROTC targets not being met, no compensation expense is recognized and any previously recognized compensation expense is reversed.
The fair values of TSR performance-based RSUs granted during 2020, 2019 and 2018 were estimated with the following assumptions:

	2020	2019	2018
Contractual term (years)	3.0	3.0	3.0
Expected Company share volatility	38.6%	46.5%	54.2%
Risk-free interest rate	1.2%	2.5%	2.7%
The expected company share volatility was determined based on implied volatility in the market traded options of the Company’s common stock. The risk-free interest rate was determined based on the rate at the time of grant for zero-coupon U.S. government bonds with maturity dates equal to the contractual term of the performance-based RSUs.
The following table summarizes non-vested performance-based RSU activity during 2020:

(in millions, except per share amounts)	Performance-based RSUs	Weighted- Average Grant-Date Fair Value Per Share
Non-vested, January 1, 2020	2.0	$25.80
Granted	0.9	$26.61
Vested	(0.6)	$19.02
Non-vested, December 31, 2020	2.3	$28.10
During 2020, the Company granted approximately 897,000 performance-based RSUs, consisting of approximately 425,000 units of TSR performance-based RSUs with an average grant date fair value of $26.13 per RSU and approximately 472,000 units of ROTC performance-based RSUs with a weighted-average grant date fair value of $27.05 per RSU.
As of December 31, 2020, the total remaining unrecognized compensation expense related to non-vested performance-based RSUs amounted to $22 million, which will be amortized over the weighted-average remaining requisite service period of approximately 1.4 years. A maximum of approximately 3,729,000 common shares could be issued upon vesting of the performance-based RSUs outstanding as of December 31, 2020.
In connection with the 2018 grant of long-term incentive awards with an aggregate value of $10 million, approximately 933,000 performance-based RSUs received by the Company’s Chief Executive Officer ("CEO") upon his hire in 2016 were canceled, and the shares underlying those performance-based RSUs were permanently retired and are not available for future grants under the 2014 Plan. The CEO's long-term incentive award was accounted for as an award modification whereby the Company continues to recognize the unamortized compensation associated with the original award plus the incremental fair value of the new award measured at the date of grant, over the vesting period of the new award.